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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 5, 2004

                                  -------------


                         Keryx Biopharmaceuticals, Inc.
             (Exact name of registrant as specified in Its charter)


     Delaware                   000-30929                      13-4087132
 (State or other          (Commission File Number)           (IRS Employer
  jurisdiction                                             Identification No.)
 of incorporation)


                              750 Lexington Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                                 (212)-531-5965
              (Registrant's telephone number, including area code)






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                                EXPLANATORY NOTE

      On February 20, 2004, we filed a current report on Form 8-K, or the Original Filing, to announce that we completed the acquisition of ACCESS Oncology, Inc., or ACCESS Oncology, on February 5, 2004. This current report on Form 8-K/A amends Item 2 of the Original Filing to include certain post-closing information about the shares of our common stock issued to certain former preferred stockholders of ACCESS Oncology pursuant to the merger agreement and the impact of certain related party transactions and amends Item 7 of the Original Filing to include the financial statements required by Items 7(a) and 7(b) of Form 8-K.

Item 2.  Acquisition or Disposition of Assets

      On February 5, 2004, we completed the acquisition of ACCESS Oncology, a Delaware corporation. ACCESS Oncology is a biopharmaceutical company focused on acquiring, developing and marketing novel therapeutics for cancer and related conditions. The transaction was structured as a merger of AXO Acquisition Corp., a Delaware corporation and our wholly-owned subsidiary, with and into ACCESS Oncology, with ACCESS Oncology remaining as the surviving corporation. As a result of the transaction, ACCESS Oncology is now our wholly-owned subsidiary.

      Under the terms of the merger agreement, as amended, at the effective time of the merger the outstanding shares of preferred stock of ACCESS Oncology were converted into the right to receive, at the election of each preferred stockholder, either (i) shares of our common stock to be issued approximately 30 days after the merger having a value (as determined in accordance with the merger agreement) equal to the value of the liquidation preference associated with the stockholder's shares of preferred stock, or (ii) a portion of the contingent milestone consideration (described below) payable to the holders of ACCESS Oncology common stock and securities convertible into ACCESS Oncology common stock in an amount equal to what the preferred stockholder would have received had he converted his preferred stock immediately before the consummation of the merger. At the effective time of the merger, each share of ACCESS Oncology common stock, including shares issuable upon the exercise of options exercised before March 1, 2004 and upon the exercise of outstanding warrants, was converted into the right to share in milestone consideration pro rata with such other holders of ACCESS Oncology common stock. Pursuant to the merger agreement, 623,145 shares of our common stock have been issued to those preferred stockholders of ACCESS Oncology electing option number one as described above. An additional 4,433 shares of our common stock may be issued to those preferred stockholders of ACCESS Oncology who have yet to elect to receive shares of our common stock.

      The contingent milestone consideration will be paid upon the achievement of the following milestones:

   o 500,000 shares of our common stock upon enrollment of the first patient in a Keryx-sponsored Phase III (or other Pivotal) clinical trial for any of the acquired ACCESS Oncology drug candidates;

   o 750,000 shares of our common stock upon the first NDA acceptance by the FDA for any of the acquired ACCESS Oncology drug candidates;

   o 1,750,000 shares of our common stock upon the first FDA approval of any of the acquired ACCESS Oncology drug candidates;

   o 372,422 shares of our common stock in the first 12-month period that sales of all of the acquired ACCESS Oncology drug candidates combined exceeds $100 million; and

      In no event will we issue more than 4,000,000 shares of our common stock pursuant to the merger agreement. Accordingly, the amount of our common stock deliverable to the ACCESS Oncology stockholders as milestone consideration will be no more than 3,372,422 shares of our common stock, which


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is the portion of the common stock deliverable as consideration pursuant to the merger agreement not issued or issuable to certain of the former preferred stockholders of ACCESS Oncology as discussed above. Our stockholders must approve the issuance of shares of our common stock payable as contingent milestone consideration. If they do not approve such issuance, we will instead pay the former ACCESS Oncology stockholders cash in an amount equaling the value (determined in accordance with the merger agreement) of our common stock that would have been issued as milestone consideration upon the achievement of the milestones as described above.

      We and certain of our executive officers and directors had material relationships with ACCESS Oncology, as follows: Michael S. Weiss, who is our Chairman and Chief Executive Officer, is a founder and former executive officer of ACCESS Oncology, was the largest stockholder of ACCESS Oncology, and was the Chairman of ACCESS Oncology; Lindsay A. Rosenwald, M.D., was a director of ACCESS Oncology prior to the consummation of the merger and is one of our directors; Dr. Rosenwald, and related entities, were substantial holders of ACCESS Oncology stock; Dr. Rosenwald, Mr. Weiss, and I. Craig Henderson, M.D. (our President and the President and Chief Executive Officer of ACCESS Oncology) held certain promissory notes issued by ACCESS Oncology having an aggregate principal amount of $775,000, which we paid subsequent to the effectiveness of the merger; Dr. Rosenwald and Mr. Weiss directly or indirectly guaranteed certain outstanding promissory notes issued by ACCESS Oncology, which we paid subsequent to the effectiveness of the merger; and ACCESS Oncology owed Mr. Weiss and Dr. Henderson approximately $380,000 and $61,800 in deferred compensation, respectively, which we paid subsequent to the effectiveness of the merger.

      The foregoing summary is qualified in its entirety by reference to the merger agreement and the first amendment to the merger agreement.

Item 5.  Other Events

      As discussed above, we completed the acquisition of ACCESS Oncology on February 5, 2004. The February 6, 2004 press release announcing the completion of the transaction is incorporated by reference and is attached hereto as
Exhibit 99.1.

      On February 17, 2004, we completed the private placement of 3.2 million shares of our common stock at $10.00 per share, resulting in gross proceeds to us of $32 million. The February 13, 2004 press release announcing the execution of definitive agreements with the investors is incorporated herein by reference and is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

      The following audited financial statements and notes thereto of ACCESS Oncology, Inc. are filed with this report as Exhibit 99.3:

      (1) Consolidated Balance Sheet as of December 31, 2003
      (2) Consolidated Statement of Operations for the year ended December 31, 2003
      (3) Consolidated Statement of Stockholders' Equity for the year ended December 31, 2003
      (4) Consolidated Statement of Cash Flows for the year ended December 31, 2003
      (5) Notes to Consolidated Financial Statements for the year ended December 31, 2003

(b)   Pro Forma Financial Information.

      The following unaudited pro forma financial statements of Keryx Biopharmaceuticals, Inc. are filed with this report as Exhibit 99.4:

      (1) Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2003
      (2) Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2003
      (3) Notes to Unaudited Pro Forma Condensed Combined Financial
          Statements



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(c)    Exhibits

       The following exhibits are filed as a part of this report:

       Exhibit
       Number           Description
       ------           -----------
       2.1              Agreement and Plan of Merger by and among Keryx
                        Biopharmaceuticals, Inc., AXO Acquisition Corp., and
                        ACCESS Oncology, Inc., dated as of January 7, 2004, filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated January 8, 2004 and incorporated herein by reference.

       2.2 First Amendment to the Agreement and Plan of Merger dated as of February 5, 2004, filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated February 5, 2004 and incorporated herein by reference.

      99.1              Press Release dated February 6, 2004.*

      99.2              Press Release dated February 13, 2004.*

      99.3 ACCESS Oncology, Inc. Audited Consolidated Financial Statements as of and for the year ended December 31, 2003.

      99.4 Keryx Biopharmaceuticals, Inc. Unaudited Pro Forma Condensed Combined Financial Statements for and as of the year ended December 31, 2003.


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*  Previously filed.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Keryx Biopharmaceuticals, Inc.
                                             (Registrant)



Date:  April 20, 2004                     By:  /s/ Michael S. Weiss
                                               ----------------------------
                                               Michael S. Weiss
                                               Chairman and Chief Executive
                                               Officer


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                                  EXHIBIT INDEX

    Exhibit
     Number             Description
     ------             -----------
      2.1               Agreement and Plan of Merger by and among Keryx
                        Biopharmaceuticals, Inc., AXO Acquisition Corp., and
                        ACCESS Oncology, Inc., dated as of January 7, 2004, filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated January 8, 2004 and incorporated herein by reference.

      2.2 First Amendment to the Agreement and Plan of Merger dated as of February 5, 2004, filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated February 5, 2004 and incorporated herein by reference.

      99.1              Press Release dated February 6, 2004.*

      99.2              Press Release dated February 13, 2004.*

      99.3 ACCESS Oncology, Inc. Audited Consolidated Financial Statements as of and for the year ended December 31, 2003.

      99.4              Keryx Biopharmaceuticals, Inc. Unaudited Pro
                        Forma Condensed Combined Financial Statements for and as of the year ended December 31, 2003.

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*  Previously filed.